[ARTHUR ANDERSEN LLP LETTERHEAD]



October 12, 2000


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madam:

We have read the third, fourth and fifth paragraphs of Item 4 included in the Form 8-K dated October 12, 2000, of Safety Components International, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ Arthur Andersen LLP
---------------------------------------------
Arthur Andersen LLP


cc:  Mr. Brian Menezes, CFO, Safety Components International, Inc.